Exhibit 10.1

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 19, 2008, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and GRILL CONCEPTS, INC., a Delaware corporation (“Borrower”), with reference to the following:

WHEREAS, the Lenders, Agent and Borrower are parties to that certain Credit Agreement, dated as of March 10, 2006, as amended by that certain Amendment Number One to Credit Agreement, dated as of December 29, 2006 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lenders have made certain loans and financial accommodations available to Borrower;

WHEREAS, Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, Agent and the Lenders are willing to make the amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby.

2. Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Base Rate Margin” in its entirety as follows:

““Base Rate Margin” means 2.50 percentage points.”

(b) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “LIBOR Rate Margin” in its entirety as follows:

““LIBOR Rate Margin” means 5.25 percentage points.”

(c) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Permitted Purchase Money Indebtedness” in its entirety as follows:

““Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $1,375,000.”

(d) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

““Second Amendment” means that certain Amendment Number Two to Credit Agreement, dated as of March     , 2008, among Borrower, Lenders, and Agent.

“Second Amendment Effective Date” means the date that all of the conditions set forth in Section 3 of the Second Amendment shall be satisfied (or waived by Agent in its sole discretion).”

(e) Section 6.16 of the Credit Agreement is hereby amended by deleting subsection (b) in its entirety and replacing it with the following

“(b) Make:

(i) Maintenance Capital Expenditures. Maintenance Capital Expenditures in any fiscal year, as applicable, in excess of the amount set forth in the following table for the applicable period:

Fiscal Year 2006	Fiscal Year 2007	Fiscal Year 2008	Fiscal Year 2009	Fiscal Year 2010	Fiscal Year 2011
$1,000,000	$2,000,000	$1,000,000	$1,500,000	$1,500,000	$1,000,000

(ii) Growth Capital Expenditures. Growth Capital Expenditures in any fiscal year in excess of the amount set forth in the following table for the applicable period:

Fiscal Year 2006	Fiscal Year 2007	Fiscal Year 2008	Fiscal Year 2009	Fiscal Year 2010	Fiscal Year 2011
$2,500,000	$4,500,000	$11,500,000	$8,700,000	$8,700,000	$3,900,000

(iii) Quarterly Growth Capital Expenditures and Maintenance Capital Expenditures. The amount of all Growth Capital Expenditures and Maintenance Capital

Expenditures permitted to be made in any fiscal quarter, as applicable, shall not exceed the amount set forth in the following table for the applicable period:

Applicable Amount	Applicable Period
$3,250,000	Fiscal Quarter Ending March 31, 2008
$4,625,000	Fiscal Quarter Ending June 30, 2008
$3,625,000	Fiscal Quarter Ending September 30, 2008
$1,000,000	Fiscal Quarter Ending December 31, 2008
$4,000,000	Fiscal Quarter Ending March 31, 2009
$2,700,000	Fiscal Quarter Ending June 30, 2009.
$2,100,000	Fiscal Quarter Ending September 30, 2009
$1,400,000	Fiscal Quarter Ending December 31, 2009
$4,000,000	Fiscal Quarter Ending March 31, 2010
$2,700,000	Fiscal Quarter Ending June 30, 2010
$2,100,000	Fiscal Quarter Ending September 30, 2010
$1,400,000	Fiscal Quarter Ending December 31, 2010

(g) Section 11 of the Credit Agreement is hereby amended by deleting the following text appearing therein

If to Borrower:	GRILL CONCEPTS, INC. 11661 San Vicente Boulevard, Suite 404 Los Angeles, California 90049 Telecopier/Fax: (310) 820-6530 Telephone: (310) 820-5559 Attention: Philip Gay, Executive Vice President & CFO

and replacing it with the following:

If to Borrower, from and after the Closing Date through April 1, 2008:	GRILL CONCEPTS, INC. 11661 San Vicente Boulevard, Suite 404 Los Angeles, California 90049 Telecopier/Fax: (310) 820-6530 Telephone: (310) 820-5559 Attention: Philip Gay, Executive Vice President & CFO

If to Borrower, after April 1, 2008:	GRILL CONCEPTS MANAGEMENT, INC. c/o Grill Concepts, Inc. 6300 Canoga Avenue, Suite 1700 Attn: Wayne Lipschitz, CFO Phone: (818) 251-7070 Fax: (818) 999-4745

With copies to:	Grill Concepts Management, Inc.
c/o Grill Concepts, Inc. 6300 Canoga Avenue, Suite 1700 Woodland Hills, CA 91367 Attn: Michelle Feinstein, Director of Business and Legal Affairs Phone: (818) 251-7000 Fax: (818) 999-4745

3. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a) Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b) Agent shall have received a reaffirmation and consent substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Guarantor.

(c) Agent shall have received payment from Borrower of all unreimbursed costs and expenses that are payable under the Credit Agreement, including without limitation the outstanding fees and expenses of Paul, Hastings, Janofsky & Walker LLP in an amount equal to $10,800.00.

(d) The representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

(f) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Guarantor, Agent, or any Lender.

4. Amendment Fee. The Borrower hereby agrees to pay to Agent, in full on the date hereof, an amendment fee in the amount of $60,000.00, which fee shall be fully earned and payable on the date hereof and non-refundable when paid.

5. Representations and Warranties. Borrower represents and warrants to Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Credit Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its governing documents, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied.

6. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

7. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

9. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written,

GRILL CONCEPTS, INC., a Delaware corporation, as Borrower

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

BERNARD NATIONAL SENIOR FUNDING, LTD., as a Lender

By:
Name:
Title:

DIAMOND GREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

GRILL CONCEPTS, INC., a Delaware corporation, as Borrower

By:
Name:
Title:

BERNARD NATIONAL SENIOR FUNDING, LTD., as a Lender

By:	/s/ LAWRENCE D. CUTLER
Name:	LAWRENCE D. CUTLER
Title: AUTHORIZED SIGNATORY

DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

GRILL CONCEPTS, INC.,
a Delaware corporation, as Borrower

By:
Name:
Title:

BERNARD NATIONAL SENIOR FUNDING, LTD., as a Lender

By:
Name:
Title:

DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as Agent

By:	/s/ JOHN DEVENNY, II
Name:	JOHN DEVENNY, II
Title:	MANAGING DIRECTOR

[SIGNATURE PAGE TO AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

Dated as of March 19, 2008

Reference hereby is made to that certain Amendment Number Two to Credit Agreement, dated as of the date hereof (the “Amendment”), by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), DIAMOND CREEK INVESTMENT PARTNERS, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and GRILL CONCEPTS, INC., a Delaware corporation (“Borrower”). Capitalized terms used herein shall have the meanings ascribed to them in that Credit Agreement, dated as of March 10, 2006, as amended by that certain Amendment Number One to Credit Agreement, dated as of December 29, 2006 (as so amended and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among Lender, Agent and Borrower. Each of the undersigned hereby (a) represents and warrants that the execution and delivery of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement set forth in the Amendment and any waivers granted therein; (c) acknowledges and reaffirms all obligations owing by it to the Lender Group under any Loan Document to which it is a party; (d) agrees that each Loan Document to which it is a party is and shall remain in full force and effect; and (e) ratifies and confirms its consent to any previous amendments of the Loan Agreement and any previous waivers granted with respect to the Loan Agreement. Although each of the undersigned have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that the Lender Group shall have no obligation to inform the undersigned of such matters in the future or to seek the undersigned’s acknowledgement or agreement to future amendments, waivers, or modifications (except in each case to the extent any notice or demand is specifically required under the Guaranty or any other Loan Document), and nothing herein shall create such a duty.

[signature page follows]

IN, WITNESS WHEREOF, the undersigned has executed, and delivered this Reaffirmation and Consent as of the date first written, above.

GRILL CONCEPTS, INC.,
a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GRILL CONCEPTS MANAGEMENT, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GRILL CONCEPTS-D.C, INC., a District of Columbia corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GCI-CQINC.,
a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

GCX-MP, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

EMNDEE, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GC DALLAS VENTURES, LP, a Texas limited partnership

By:	GRILL CONCEPTS CD, INC.
Its:	General Partner

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GRILL CONCEPTS CD, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

[SIGNATURE PAGE TO REAFFIRMATION AND CONSENT TO

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]

THE GRILL ON THE ALLEY, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

THE GRILL LIMITED PARTNERSHIP, a California limited partnership

By:	EMNDEE,INC.
Its:	General Partner

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

GRILL CONCEPTS SERVICES, INC., a California corporation

By:	/s/ WAYNE LIPSCHITZ
Name:	WAYNE LIPSCHITZ
Title:	CFO

[SIGNATURE PAGE TO REAFFIRMAT1ON AND CONSENT TO

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT]